EXHIBIT 10.1
                       COMPUTER MANAGEMENT SCIENCES, INC.
                            1995 STOCK INCENTIVE PLAN



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1. PURPOSES

         The purposes of the Computer Management Sciences, Inc., 1995 Stock Incentive Plan are to (i) provide an incentive and reward to key employees of the Company who are, and have been, in a position to contribute materially to expanding and improving the Company's profits, (ii) aid in attracting and retaining employees of outstanding ability, and (iii) encourage ownership of Shares by employees.

2. DEFINITIONS

         2.1 For purposes of the Plan, the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context:

                  (a) "Agreement" means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

                  (b) "Award" means the issuance pursuant to the Plan of an Option, a SAR or Restricted Stock.

                  (c)   "Awarded Shares" means Shares subject to outstanding
                        Awards.

                  (d)   "Board" means the Company's Board of Directors.

                  (e) "Cause" means theft or destruction (other than as a result of simple negligence) of property of the Company, a Parent or
         Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Employee and shall be final and binding on all parties hereto.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee" means the Compensation Committee appointed by the Board.

                  (h) "Company" means Computer Management Sciences, Inc., a corporation incorporated under the laws of the State of Florida, and any successor thereto.

                  (i) "Effective Date of Grant" means the effective date on which the Committee makes an Award.

                  (j) "Employee" means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary and is included on the regular payroll of the Company, a Parent or Subsidiary.

                  (k) "Fair Market Value" means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide, including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved

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         by the Committee.  If at any time the Stock is traded on an established trading system, it means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

                  (l) "Incentive Stock Option" means any Option granted under the Plan which meets the requirements of Code Section 422, and any regulations or rulings promulgated thereunder, and is designated by the Committee as an Incentive Stock Option.

                  (m) "Nonqualified Stock Option" means any Option granted under the Plan which is not an Incentive Stock Option.

                  (n) "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

                  (o) "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee.

                  (p) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of granting of an option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code Section 424(e) and any regulations or rulings promulgated thereunder.

                  (q) "Participant" means an Employee who has received an Award under the Plan.

                  (r) "Permanent and Total Disability" shall have the same meaning as given to such term by Code Section 77(a)(7) and any regulations or rulings promulgated thereunder.

                  (s) "Plan" means the Computer Management Sciences, Inc. 1995 Stock Incentive Plan, as evidenced herein and as amended from time to time.

                  (t) "Restriction Period" means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

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                  (u) "Restricted  Stock" means Shares issued to the Participant pursuant to Section 9 hereof which are subject to the restrictions of the Plan and the Agreement.

                  (v)  "Rule  16b-3"  means  Rule  16b-3 as  promulgated  by the

         Securities and Exchange Commission under the 1934 Act, or any successor rule or regulation thereto.

                  (w)  "SAR"  means  stock  appreciation   rights  issued  to  a
         Participant pursuant to Section 8 hereof.

                  (x) "SAR Price" means the base value established by the Committee for a SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

                  (y) "Share" means one share of the common stock, $.01 par value, of the Company.

                  (z) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code Section 424(f) and any regulations or rulings promulgated thereunder.

                  (aa)"1933 Act" means the Securities Act of 1933, as amended.

                  (bb)"1934 Act" means the Securities Exchange Act of 1934,
                       as amended.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by a Committee composed of not less than two members of the Board which will be appointed by the Board; provided, however, that commencing on the date on which the company first registers any class of its securities under Section 12 of the 1934 Act, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3.

         3.2 The Committee shall from time to time at its sole discretion designate the key Employees who shall be Participants, determine all the terms and conditions of Awards as set forth in Section 6.1 of the Plan or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award and, if applicable, the Option Price or SAR Price and the general terms of the Award.

         3.3 The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it and all actions of the

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Committee  shall be final and  binding on all parties  hereto.  No member of the
Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

4.       ELIGIBILITY

         4.1 Each Employee who the Committee in its sole discretion designates is eligible to be a Participant.

         4.2 A Participant may hold more than one Award but only on the terms and subject to the restrictions set forth in the Plan.

5.       STOCK

         5.1 The aggregate number of Shares which may be issued under the Plan shall be 425,000 Shares.

         5.2 In the event that any outstanding Award under the Plan expires or is terminated for any reason, and if such expiration or termination occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares to which the Award relates, the Awarded Shares subject to that Award may again be the subject of an Award under the Plan.

6.       TERMS AND CONDITIONS

         6.1 Awards granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:


                  (a) Number of Shares. Each Agreement shall state the number of Shares to which the Award pertains.

                  (b) Date. Each Agreement shall state the Effective Date of Grant.

                  (c) Price. With respect to each Award or portion thereof which requires payment of an Option Price, the Agreement shall state the Option Price. With respect to each Award of a SAR, the Agreement shall state the SAR Price.

                  (d) Exercise. With respect to each Award of an Option or a SAR, the Agreement shall describe the time at which such Option or SAR may be exercised and designate any applicable vesting schedule as determined by the Committee.

                  (e) Method and Time of Payment.  With  respect to any Award or

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         portion thereof which requires  payment of an Option Price,  the Option
         Price shall be payable on the exercise of the Award and shall be paid in cash, in Shares (including Shares acquired pursuant to the Plan) or a combination of both. Shares transferred in payment of the Option Price shall be valued as of the date of transfer based on their Fair Market Value.

                  (f) Transfer of Option or Stock. No Option, SAR or Restricted Stock (prior to the expiration of the Restricted Period) shall be transferable by the Participant except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of the Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six months period which begins on the Effective Date of Grant of such Award.

                  (g) Recapitalization. The Committee, in its sole and absolute discretion, shall make appropriate adjustments in (i) the number of Awarded Shares, (ii) the aggregate number of Shares which may be issued under the Plan pursuant to Section 5.1 hereof, or (iii) the Option Price or SAR Price, in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change in the capitalization of the Company. The Committee shall not be obligated to make any such adjustments; provided, however, with respect to Restricted Stock, adjustments will be made to the same extent provided to stockholders of Shares which are not Restricted Stock.

                  (h)      Investment Purpose.

                           (i) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its
                                determination   shall  be   conclusive   and
                                binding on all parties hereto.

                           (ii) Notwithstanding  anything  in  the  Plan  to the
                                contrary, each Award under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

                  (i) Other  Provisions.  Awards  authorized  under the Plan may

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contain any other  provisions or restrictions as the Committee,  in its sole and absolute  discretion,  shall deem advisable  including,  but not limited to:

                           (i) Offering Options in tandem with or reduced by other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

                           (ii) Providing  for the  issuance to the  Participant
                                upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

         6.2 The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the Plan, the Agreement, the Code, the federal and state securities laws or otherwise.

         6.3 Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, or its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Employee any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be an Employee, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

         6.4 Any person entitled to exercise an Option or a SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

                  (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

                  (b) During the Participant's lifetime, an Option or SAR may be
         exercised   only  by  the   Participant,   or  on  his  behalf  by  the
         Participant's legal guardian.

         6.5 With the consent of the Committee, a Participant may be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold Shares otherwise issuable to the Participant or to deliver to the Company Shares having a Fair Market Value on the date income is recognized pursuant to exercise of an Option equal to the amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee may determine.

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7. INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

         7.1 The Committee, in its sole discretion, may designate whether an Award is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

         7.2 Any Award designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under the Plan. In addition, the aggregate Fair Market Value of stock (determined at the Effective Date of Grant) with respect to which Incentive Stock Options and other incentive stock options (as defined in Code Section 422) granted under all plans of the Company, its Parent and Subsidiaries, are exercisable by the Participant for the first time during any calendar year (within the meaning of Code Section 422(d)) shall not exceed $100,000.

         7.3 Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual who owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, as determined for purposes of Code Section 422(b)(6), unless (i) the Option Price is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Effective Date of Grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the Effective Date of Grant.

         7.4 The Option Price shall be established by the Committee, in its sole discretion; provided, however, that (i) with respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant, and (ii) with respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

         7.5 Any Award will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with Section 7.2 hereof or with any requirement for Incentive Stock Options pursuant to Code Section 422 and the regulations issued thereunder.

         7.6      An Option may be terminated as follows:

                  (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms; provided, however, that, except as provided in Section 7.3 hereof, each Incentive Option granted to a Participant shall expire on the tenth anniversary of the Effective Date of the Grant.

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                  (b) Upon termination of employment,  the option will terminate upon the earliest of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause or initiated by Employee without the Company's consent, the Option will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code Section 422 and the regulations issued thereunder.

                  (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or become subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

         7.7 Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

         7.8 A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(g) hereof.


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8.       STOCK APPRECIATION RIGHTS

         8.1 The Committee, in its sole discretion, may grant to any Participant a SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR, as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

         8.2 The SAR Price shall be established by the Committee, in its sole discretion. The SAR Price shall not be less than (i) 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and (ii) 50% of Fair Market Value of a Share on the Effective Date of Grant for other SARs.

         8.3 Upon exercise of a SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess of each Share being exercised under the SAR of (i) the Fair Market Value of such Share on the date of exercise over (ii) the SAR Price for such Share.

         8.4 At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of both. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

         8.5 Shares subject to an Award of a SAR shall be considered Shares which may be issued under the Plan for purposes of Section 5.1 hereof, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of Shares.

         8.6      A SAR may be terminated as follows:

                  (a) During the period of continuous employment with the Company, Parent or Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

                  (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause or initiated by Employee without the Company's consent, the SAR will terminate on the date of employment termination.


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For purposes of the Plan, a leave of absence  approved by the Company  shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

                  (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or become subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

                  (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

         8.7 Upon the termination or lapse for any reason of Shares of a SAR which may be issued under the Plan, the number of Shares of such SAR that were terminated or lapsed shall be again available for Award under the Plan.

         8.8 The Participant shall have no rights as a stockholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1(f) hereof.

9.       RESTRICTED STOCK

         9.1 The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

         9.2 Restricted Stock shall be Shares which are subject to a Restriction Period.

         9.3 Should the Participant terminate employment for any reason other than death or Permanent and Total Disability, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

         9.4 Upon such forfeiture, Shares representing such forfeited Restricted Stock shall again become available for Award under the Plan.

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         9.5 The Committee may require  under such terms and  conditions,  as it deems appropriate or desirable, that the certificates for Restricted Stock awarded under the Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.      AMENDMENT OR DISCONTINUANCE OF PLAN

         10.1 This Board may at any time amend, suspend or discontinue the Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

                  (a) Change the class of Employees eligible to participate.

                  (b) Increase the aggregate number of Shares which may be issued under the Plan, except as provided in Section 5.1 of the Plan, or

                  (c) Otherwise be made if shareholder approval is required to satisfy the requirements of Rule 16b-3 promulgated under the 1934 Act.

         10.2 No amendments to the Plan shall alter or impair any Award granted under the Plan without the consent of the holders thereof.

         10.3 Notwithstanding any other provision of this Article 10, the Board may change the class of Employees eligible to participate or increase the aggregate number of Shares which may be issued under the Plan, where any future amendment or repeal of Section 422 of the Code permits such action without resulting in the disqualification of an Option for the tax benefits provided pursuant to Code Section 421, unless otherwise required by Rule 16b-3.

11.      INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.      NO OBLIGATION TO EXERCISE OPTION OR SAR

         The granting of an Option, SAR or Restricted Stock shall impose no obligation upon the Participant to exercise such Option or SAR or accept such Restricted Stock.

13.      EFFECTIVE DATE; DURATION OF THE PLAN

         13.1     The Plan shall become effective as of September 1, 1995.

         13.2 No Award may be made after the tenth anniversary of the Effective Date of the Plan.

14.      EFFECT OF PLAN

         The making of an Award under the Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, and a Participant shall remain subject to discharge to the same extent as if the Plan were not in effect.

                                        COMPUTER MANAGEMENT SCIENCES, INC.


                                        By:/s/ Jerry W. Davis
                                           -------------------------------
                                           Jerry W. Davis
                                           President and Chief Executive Officer
Date:  September 6, 1995